UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 7, 2013

COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 – 114th Avenue SE

BELLEVUE, WA 98004

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

During second quarter 2013, Coinstar, Inc. (“Coinstar”), and its wholly-owned subsidiary Redbox Automated Retail, LLC (“Redbox”), entered into arrangements to sell certain kiosks previously acquired from NCR in June 2012 (the “NCR Kiosks”) to third parties. In addition, Redbox licensed certain software and related patents purchased from NCR (the “NCR Software”) as part of those third-party arrangements. Upon completion of these transactions, which are anticipated to close throughout the second and third quarters of 2013, the sales of the NCR Kiosks and NCR Software licenses are expected to provide net proceeds of approximately $17.9 million. Further, as a result of these arrangements, there will be a tax benefit that is expected to generate a one-time diluted earnings per share benefit of $0.62 to $0.69 for Coinstar in second quarter 2013.

Certain statements in the foregoing are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “will,” “anticipate,” “expect,” “may,” and variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this release include statements regarding Coinstar’s and Redbox’s arrangements with certain entities that are purchasing the NCR Kiosks and licensing the NCR Software, and the potential effects of such arrangements on Coinstar’s future performance, including second quarter 2013 earnings. Forward-looking statements are not guarantees of future performance and actual results may vary materially from the results expressed or implied in such statements. Differences may result from actions taken by Coinstar, Redbox or the entities purchasing the NCR Kiosks and licensing the NCR Software, and other third parties, including those beyond our or Redbox’s control. Such risks and uncertainties include, but are not limited to, the failure by purchasers of the NCR Kiosks and the licensees of the NCR Software to abide by the terms and requirements of the arrangements and continue performance under those arrangements, as well as actions taken by governmental bodies (including tax authorities). The foregoing list of risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect future performance, please review “Risk Factors” described in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. These forward-looking statements reflect Coinstar, Inc.’s expectations as of the date hereof. Coinstar, Inc. undertakes no obligation to update the information provided herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.

Date: June 10, 2013	By:	/s/ Galen C. Smith
Galen C. Smith
Chief Financial Officer